SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC. (except the Index Funds)

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds for the period ended January 31, 2006, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  MARCH 17, 2006                                  /S/ CHRISTOPHER W. CLAUS
       --------------                                  ------------------------
                                                         Christopher W. Claus
                                                         President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC. (except the Index Funds)

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds for the period ended January 31, 2006, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  MARCH 17, 2006                                       /S/ DEBRA K. DUNN
       --------------                                       -----------------
                                                              Debra K. Dunn
                                                              Treasurer